UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 1, 2013

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
P.O. Box 391
Covington, Kentucky  41012-0391
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the 2011 Ashland Inc. Incentive Plan

At the Ashland Inc. (“Ashland”) Annual Meeting of Shareholders (the “Annual Meeting”), the shareholders approved an amendment (the “Amendment”) to the 2011 Ashland Inc. Incentive Plan (the “2011 Incentive Plan”). The 2011 Incentive Plan authorizes the grant of equity-based awards (“Awards”) to officers and employees in the form of stock options (“Options” or “Option Awards”), stock appreciation rights (“SARs” or “Stock Appreciation Awards”), restricted stock (“Restricted Stock” or “Restricted Stock Awards”), restricted stock units (“RSUs” or “Restricted Stock Unit Awards”), incentive awards (“Incentive Awards”), performance unit or LTIP awards (“Performance Unit Awards”) and merit awards (“Merit Awards”). Directors may also be granted Awards, provided that they may not be granted Incentive Stock Options (“ISOs”), Incentive Awards, Performance Awards or Merit Awards.

The Amendment provides for the following changes to the 2011 Incentive Plan:

•	The number of shares of Ashland Common Stock available for issuance under the 2011 Incentive Plan has been increased by 2,000,000 shares to 4,000,000 shares total.

•
For purposes of counting the number of shares available to be issued under the 2011 Incentive Plan, “full value awards” (i.e., awards settled in stock other than Options and Stock Appreciation Rights) that are granted on or after the 2013 Annual Meeting will be counted against the share reserve on a 2.2 for 1 basis.

•
Dividends and dividend equivalents for Restricted Stock, Restricted Stock Unit Awards, Incentive Awards, Performance Unit Awards and Merit Awards that vest based on Performance Goals will be accumulated until those Awards are earned, and such dividends and dividend equivalents will not be paid if the Performance Goals are not satisfied.

•
No Awards may be granted under the 2011 Incentive Plan after the tenth anniversary of the date the Board of Directors voted to amend the plan (November 14, 2022), or an earlier date as determined by the Board.

Awards under the Amended and Restated 2011 Ashland Inc. Incentive Plan (the “Amended and Restated 2011 Incentive Plan”) may only be granted to regular, full-time or part-time employees of Ashland or any of its subsidiaries (“Participants”) and directors who are not employees (“Outside Directors”).

Certain Awards are based on the attainment of “Performance Goals,” which means performance goals as may be established in writing by the Personnel and Compensation Committee (the “P&C Committee”). Such goals may be absolute in their terms or measured against or in relation to other companies comparably or otherwise situated. Such Performance Goals may be particular to a Participant or the subsidiary, division or other unit of Ashland in which the Participant works and/or may be based on the performance of Ashland generally. The Amended and Restated 2011 Incentive Plan is designed to qualify Awards for deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  The Performance Goals applicable to any Award that is intended to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code shall be based on one or more of the following criteria: earnings, stock price, return on equity, return on investment, total return to shareholders, economic profit, debt rating, operating income, cash flows, cost targets, return on assets or margins.

The P&C Committee has the exclusive authority to administer the Amended and Restated 2011 Incentive Plan for Participants. The Governance and Nominating Committee has the exclusive authority to administer the Amended and Restated 2011 Incentive Plan for Outside Directors.

For more information about the Amendment, see Ashland’s Proxy Statement filed with the Securities and Exchange Commission on December 6, 2012.  This summary is qualified in its entirety by reference to the full text of the Amendment to the 2011 Incentive Plan attached as Exhibit 10.1 hereto and incorporated herein by reference and to the full text of the Amended and Restated 2011 Incentive Plan, attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Ashland held its Annual Meeting on January 31, 2013.  At the Ashland Annual Meeting a total of 72,179,771 shares of Ashland Common Stock, representing 91% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: All Class III nominees for director were elected to serve a three-year term until the 2016 Annual Meeting, or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Brendan M. Cummins	64,802,621	279,026	266,729	6,831,395
Mark C. Rohr	63,341,330	1,741,621	265,427	6,831,393
Janice J. Teal	64,609,370	472,516	266,493	6,831,392
Michael J. Ward	62,758,033	2,322,682	267,663	6,831,393

Proposal 2:  The appointment of PricewaterhouseCoopers LLP as Ashland’s independent registered public accountants for fiscal 2013 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
71,667,362	379,193	133,216	0

Proposal 3:  The amendment to the 2011 Ashland Inc. Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan by 2,000,000 shares and to make certain other amendments included therein was approved by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
61,528,125	3,529,247	291,002	6,831,397

 Proposal 4:  The non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed in Ashland’s Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion was approved by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
62,199,687	1,589,767	1,558,916	6,831,401

Proposal 5: A shareholder proposal recommending that the Board of Directors (the “Board”) take action to declassify the Board was approved by the shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
53,986,787	10,887,376	474,214	6,831,394

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
10.1	Amendment to 2011 Ashland Inc. Incentive Plan
10.2	Amended and Restated 2011 Ashland Inc. Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

February 1, 2013	/s/ Lamar M. Chambers
Lamar M. Chambers
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1	Amendment to Ashland Inc. Incentive Plan
10.2	Amended and Restated 2011 Ashland Inc. Incentive Plan